                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 15, 1997


                             FIFTH DIMENSION INC.
              --------------------------------------------------
              (Exact name of Registrant as Specified in Charter)


  New Jersey                        02532                      21-0717490
---------------                ----------------             ----------------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                   Identification
 incorporation)                                                 Number)



           801 New York Avenue, Trenton, New Jersey      08638-3982
           --------------------------------------------------------
           (Address of Principal Executive Office)       (Zip Code)


              Registrant's Telephone Number, including Area Code:

                                (609) 393-8350
                                --------------

Item 5.      Other Events
             ------------

             On July 11, 1997 the Board of Directors of Registrant elected Mr. Fred Kolber and Frederic S. Papert as new members of Registrant's Board of Directors.

Exhibits:

        None


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Fifth Dimension Inc.
                                   ---------------------------------
                                             (Registrant)



                                   ---------------------------------
                                   By:   Craig E. Ebner
                                   Its:  President,
                                         Chief Executive Officer